UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                             --------------------

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




Date of report (Date of earliest event reported)     December 8, 2003
                                                  --------------------------


                        Security Federal Corporation
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            (Exact Name of Registrant as Specified in Charter)



       South Carolina              0-16120                57-0858504
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(State or Other Jurisdiction     (Commission           (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)



   1705 Whiskey Road South, Aiken, South Carolina             29801
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      (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code      (803) 641-3000
                                                   --------------------------


                                  Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On December 8, 2003, Security Federal Corporation issued a press release regarding the resignation of Thomas C. Clark, President and a director of the Company's financial institution subsidiary, Security Federal Bank, and a director of the Company, effective immediately. For further information see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          99.1 News Release of Security Federal Corporation dated December 8, 2003.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December  8, 2003                 SECURITY FEDERAL CORPORATION



                                        /s/Timothy W. Simmons
                                        -------------------------------------
                                        Timothy W. Simmons
                                        President and Chief Executive Officer

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                                Exhibit 99.1

                    News Release Dated December 8, 2003

                         **FOR IMMEDIATE RELEASE**

                        SECURITY FEDERAL CORPORATION
                  ANNOUNCES RESIGNATION OF SENIOR OFFICER

Aiken, South Carolina (December 8, 2003) - Security Federal Corporation (OTCBB "SFDL.OB"), the parent company of Security Federal Bank, Aiken, South Carolina, today announced that Thomas C. Clark, President and a director of Security Federal Bank and a director of Security Federal Corporation has resigned his positions with Security Federal Bank and its affiliated entities effective immediately. A qualified replacement for Mr. Clark is being sought by the Boards of Directors of Security Federal Corporation and Security
Federal Bank.   Until a qualified replacement is found, Timothy W. Simmons, the current President and CEO of Security Federal Corporation and Chairman and CEO of Security Federal Bank will assume Mr. Clark's management duties and responsibilities.

Security Federal Bank has twelve full service branch locations in Aiken, Clearwater, Denmark, Graniteville, Langley, Lexington, North Augusta, Wagener, and West Columbia. The Lexington branch office opened in August of this year. Additional financial services are provided by three of the Bank's wholly owned subsidiaries, Security Federal Insurance, Inc., Security Federal Investments, Inc., and Security Federal Trust, Inc.

Security Federal Corporation common stock began trading on the Over-The-Counter Bulletin Board on October 9, 2003 under the symbol SFDL.OB. Its market makers include Sterne, Agee, & Leach, Inc. and Trident Securities.

At September 30, 2003, Security Federal Corporation had consolidated total assets of $492.6 million and stockholders' equity of $30.6 million.

For additional information contact Timothy W. Simmons at (803) 641-3030

     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.


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